HONG KONG STAMP DUTY 13.5.21 HONG KONG 00005.00 STAMP DUTY PAID

DUPLICATE or COUNTERPART Original Stamped with $ 1740

PARTIES

A N A G R E E M E N T is made this 14th day of May TWO THOUSAND AND TWENTY ONE BETWEEN MR JAMES CHIU of Apartment1, Ann Gardens, 29 Shouson Hill Road, Hong Kong (hereinafter called "the Landlord") of the one part and **BUSINESS GREAT GLOBAL SUPPLY CHAIN LIMITED** whose registered office is situate at **UNIT 1001E ON THE TENTH FLOOR OF JOIN-IN HANG SING CENTRE AS DESCRIBED IN ATTACHMENT I, 71-75 CONTAINER PORT ROAD, KWAI CHUNG, THE NEW TERRITORIES, HONG KONG** (hereinafter called "the Tenant") of the other part.

WHEREBY IT IS MUTUALLY AGREED as follows :

PREMISES

1. The Landlord shall let and the Tenant shall take **ALL THAT WORKSHOP UNIT 4A ON THE ELEVENTH FLOOR OF JOIN-IN HANG SING CENTRE AS DESCRIBED IN ATTACHMENT I, 71-75 CONTAINER PORT ROAD, KWAI CHUNG, THE NEW TERRITORIES, HONG KONG** erected on ALL THAT piece or parcel of ground situate lying and being at Tsuen Wan and registered in the Tsuen Wan District Land Office as KWAI CHUNG TOWN LOT NO.372 (hereinafter referred to as "the said premises") TOGETHER with the use in common with the Landlord and all others having the like right of the entrances, staircases, passages and lavatories (if any) in the **BUILDING** (hereinafter referred to as "the said building") of which the said premises form part in so far as the same is necessary for the proper use and enjoyment of the said premises for the **TERM OF TWO YEARS** (hereinafter referred to as "the said **TERM**") commencing from **the 1ST day of MAY 2021 to the 30TH day of APRIL 2023** and at the **RENTS** of **HONG KONG DOLLARS TWENTY NINE THOUSAND ONLY (HK$29,000.00)** per calendar month from the 1ST day of MAY 2021 (hereinafter referred to as "the said **RENTS**") payable in Hong Kong Currency (inclusive of Government rates and rent and management fees) in advance on the 1st day of each and every calendar month without any deduction whatsoever during the said **TERM**; the first payment of such rent shall be made before the **1ST day of MAY 2021.**

BUILDING

TERM

RENT

TENANT'S COVENANTS TO PAY RENT

2. The Tenant agrees with the Landlord as follows :-

(1) To pay **"THE SAID RENTS"** at the days and in manner aforesaid without any deduction.

In the event of the rent or any part thereof herein reserved shall be in arrear for fifteen days, the Tenant shall further pay to the Landlord on demand interest on the amount in arrear at the rate of 1 1/2% per month calculated from the date on which the same became due and payable (not 15 days thereafter) until actual payment provided that the demand and/or receipt by the Landlord of interest pursuant to this provision shall be without prejudice to and shall not affect the right of the Landlord to exercise any other right to remedy (including the right of re-entry) exercisable under the terms of this Agreement or otherwise.

TO PAY UTILITIES CHARGES

(2) To pay all charges for electricity gas and water in respect of the said premises and to make all necessary deposits for the supply of electricity gas and water to the said premises when required.

TO UPKEEP INTERIORS OF PREMISES

(3) To constantly maintain and keep the whole of the interior of the said premises and every part thereof in good proper and tenantable repair and condition and properly preserved and painted including all fixtures and fittings therein and any heating ventilating air-conditioning gas and electrical installations (fair wear and tear excepted). The Landlord shall be under no obligation and duty whatsoever to repair the internal of the said premises including all drainages, pipes, sanitary equipment, water pumps, electric wirings and electrical installation or any other installation or fixtures of the said premises.

TO PERMIT LANDLORD TO ENTER AND VIEW

(4) To permit the Landlord and all persons authorised by him at all reasonable times with prior notice to the Tenant to enter into the said premises to view the condition thereof and to give or leave notice in writing upon the said premises for the Tenant of all defects and want of repair there found and for which the Tenant is

liable hereunder. Within one month after every such notice the Tenant shall complete making good such defects and want of repair whereof notice shall have been so given or left and notify the Landlord in writing.

NOT TO ALTER PREMISES

(5) Not to make any alterations or partitions in or additions to the said premises without the prior consent in writing of the Landlord which consent shall not be unreasonably withheld.

(6) Not to cut maim or injure or permit or suffer to be cut maimed or injured any doors, windows, walls, beams structural members or any part if the fabric of the said premises nor any of the plumbing or sanitary apparatus or installations included therein.

NOT TO ASSIGN SUBLET ETC

(7) Not to assign transfer underlet or part with the possession of the said premises or any part thereof to any person or persons.

NOT TO CAUSE NUISANCE

(8) Not to do or permit or suffer to be done anything in or upon the said premises or any part thereof (including sound produced by broadcasting or any apparatus or equipment capable of producing reproducing receiving or recording sound) which may at any time be or become a nuisance or annoyance to the occupiers or the other parts if the said building or of the neighbouring premises.

NOT TO STORE ARMS AND DANGEROUS GOODS

(9) Not to keep or store or permit or suffer to be kept or stored any arms, ammunition, unlawful goods, gun powder, saltpetre, kerosene or other explosive or combustible dangerous substance on or in any part of the said premises.

NOT TO USE PREMISES FOR ILLEGAL AND IMMORAL PURPOSE

(10) Not to use the said premises or any part thereof for any illegal or immoral purpose or purposes.

(11) Not to affix or display or permit or suffer to be affixed or displayed outside the said premises any signboard, sign

decoration or other device whether illuminated or not which may be visible from outside the said premises without the written consent of the Landlord first had and obtained which consent shall not be unreasonably withheld.

NOT TO OBSTRUCT COMMON FACILITIES AND AREAS

(12) Not to encumber or obstruct or permit to be encumbered or obstructed with any boxes, packaging or obstruction of any kind or nature any of the entrances, staircases, landings, passages, lifts lobbies or other parts of the said building in common use and not to leave rubbish or any article or thing in any part of the said building not in the exclusive occupation of the Tenant.

TO INDEMNIFY LANDLORD

(13) To obey and comply with and to indemnify the Landlord against the breach of all ordinances, regulations, bye-laws, rules and requirements of any Governmental or other competent authority relating to the use and occupation of the said premises or any other act, deed, matter or thing done, permitted, suffered or omitted therein or thereon by the Tenant or any invitee, servant, agent or licensee of the Tenant.

(14) To indemnify the Landlord against all costs claims demands expenses actions and liabilities whatsoever in respect if the damage to any person whomsoever arising from the negligence of the Tenant his servants invitees or licensees or by or through or in any way owing to the overflow of water from the said premises AND the Landlord shall not be under any liability whatsoever to the Tenant or to any person whomsoever in respect of any damage sustained by the Tenant or his servants invitees or licensees caused by or through or in any way owing to the overflow of water from any premises situate in the said building or arising from the negligence of any tenant of such premises.

NOT TO CAUSE INCREASE IN INSURANCE PREMIUM

(15) Not to do or cause or permit or suffer to be done anything whereby the insurance policy or policies of the said premises or of the said building against fire may be rendered void or voidable or whereby the premium for such insurance may be liable to be increased and to indemnify the Landlord against such increased or additional premium as shall have been brought about or caused by his act or default.

NOT TO CONTRAVENE ESTATE COVENANTS AND AGREEMENTS

(16) Not to do or cause or permit or suffer to be done anything which is contravention of the covenants terms and conditions contained in the said Deed of Mutual Covenant and/or the Management Agreement and/or the Crown Lease and/or Conditions (as the case may be) relating to the said premises.

USE OF PREMISES

(17) Not to use the said premises other than as light industrial premises with ancillary offices in connection with the Tenants business.

SAFETY PRECAUTIONS

(18) To take all precautions to protect the interior of the said premises against damage by storm or typhoon or fire or the like.

TO DELIVER PREMISES TO LANDLORD IN SATISFACTORY AND TENANTABLE STATE

(19) At the expiration or sooner determination of this Agreement to deliver up to the Landlord the said premises good tenantable repair and conditions (including all fixtures and fittings) properly preserved (fair wear and tear excepted) EITHER together with any additional erections alterations partitions or improvements which the Tenant may with the consent of the Landlord as aforesaid have made upon or in the said premises without payment of any compensation for such additional erections alterations partitions or improvements OR at the Landlord's option without such additional erections

alterations partitions or improvements.

LANDLORD'S COVENANTS TO PERMIT TENANT TO HAVE QUIET ENJOYMENT OF PREMISES

3. The landlord agrees with the Tenant as follows :-

(1) That the Tenant paying the said rent hereby reserved and performing and observing the agreements, stipulations, terms and conditions by the Tenant herein contained may peaceably hold and enjoy the said premises during the said term without any interruption by the Landlord or any person lawfully claiming through under or in trust for the Landlord.

TO PAY PROPERTY TAX

(2) To pay property tax which are now or may hereafter during the said term be imposed by Government upon the said premises.

TO PAY FEES AND CHARGES

(3) To pay all fees and charges (if any) for the air-conditioning management and general services in respect of the said premises pursuant to or by virtue of the Deed of Mutual Covenant and/or Management Agreement (if any) relating to the said building so far as they relate to the said premises. The first of such payments to be made on the 16th day of June 2017.

TO PAY GOVERNMENT RATES AND RENT

(4) To pay **GOVERNMENT RATES** and **RENT** which are now or may hereafter during the said term be imposed by the Government of Hong Kong or other lawful authority upon the said premises (Property Tax only excepted).

TO UPKEEP EXTERIOR COMMON PARTS

(5) To maintain and keep the exterior wall of the said building and the lift entrance hall corridor passages and staircase intended for common use in proper and tenantable repair and condition.

OTHER PROVISIONS LANDLORD'S RIGHTS TO RE-ENTER AND DETERMINE CONTRACT

4. PROVIDED ALWAYS AND IT IS MUTUALLY AGREED as follows:-

(1) That if whenever any part of the rent hereby reserved shall be in arrear for 15 days (whether the same shall have been legally

or formally demanded or not) or if and whenever there shall be a breach of any of the agreements stipulations terms and conditions by the Tenant herein contained or if the Tenant shall become bankrupt or in the case of a limited company shall be wound up (save the voluntary liquidation of a solvent company for the purpose of amalgamation or reconstruction) or shall enter into any composition or arrangement with its creditors or shall suffer execution to be levied upon any of his goods or effects the Landlord shall upon the happening of any such event be entitled to re-enter upon thereof in the name of the whole and thereupon this Agreement shall absolutely determine but without prejudice to any rights which may have accrued to the Landlord by reason of any antecedent breach of any of the obligations on the part of the Tenant herein contained.

(2) Acceptance of rent by the Landlord shall not be deemed to operate as a waiver by the Landlord of any right to proceed against the Tenant in respect of any breach non-observance or non-performance of the said agreements stipulations terms and conditions herein contained and on the Tenant's part to be observed and performed.

(3) A written notice served by the Landlord on the Tenant in manner hereinafter mentioned in sub-clause 4 (7) to the effect that the Landlord thereby exercises the power of re-entry herein contained shall be a full and sufficient exercise of such power without actual physical entry on the part of the Landlord.

ABATEMENT OF RENT IF PREMISES UNINHABITABLE

(4) In the event of the said premises or any part thereof at any time during the said term becoming inaccessible or being damaged or destroyed by fire or by any other cause (not attributable to the act or default of the Tenant) so as to be unfit for habitation and use then the rent or a part thereof proportionate to the extent and according to the nature and extent of the

damage sustained shall be suspended until the said premises shall again become accessible or be rendered fit for habitation and use.

TENANT TO PROMPTLY AND PUNCTUALLY QUIT

(5) The Tenant hereby expressly declares that at the expiration or sooner determination of this Agreement the Tenant will not invoke or seek to avail himself of any protection which may or shall hereafter be afforded by an y protection, ordinance or regulation of Hong Kong protecting tenants or lessees from eviction but subject to right of the Landlord to renew at terms and conditions to be agreed will promptly and punctually quit and deliver up possession of the said premises to the Landlord at the expiration of this Agreement or sooner determination as aforesaid.

DEPOSIT AND ITS REPAYMENT

(6) The Tenant on the signing of this Agreement and on or before **1ST day of May 2021** shall deposit and maintain with the Landlord during the **TERM** from the 1st **day of May 2021 to 30th day of April 2023** a sum equivalent to the rents of two months initially **HONG KONG DOLLARS FIFTY-EIGHT THOUSAND ONLY (HK$58,000.00)** as security deposit of the agreements stipulations terms and conditions on the part of the Tenant herein contained. The said deposit will be returned to the Tenant within 7 days from the date of delivery of possession of the said premises to the Landlord at the expiration or sooner determination of this Agreement if the Tenant shall have paid all rent due hereunder and if there shall be no breach of any of the agreements on the Tenant's part to be observed and performed BUT if there shall be any rent in arrears the Landlord may (but is nor obliged to) apply such deposit towards payment of such arrears of rent and if there shall be any breach of the said agreements stipulations terms and conditions or any of them the Landlord shall pay or apply the said deposit or such part thereof towards the costs

expenses loss or damage sustained by the Landlord remedying such breach (in so far as this may be possible) and shall only pay the balance (if any) of the deposit to the Tenant without prejudice to the Landlord's right of action against the Tenant for damages in excess thereof.

MANNER OF SERVICE OF NOTICE

(7) Any notice under this Agreement shall be writing and any notice to the Tenant shall be sufficiently served if left addressed to him at the said premises or any part thereof or sent to him by registered post or left at his last known address (of if the Tenant is a limited company at its registered office) in Hong Kong and any notice to the Landlord shall be sufficiently served of delivered to him personally or sent to him by registered post or left at his last known address in Hong Kong.

(8) For the purpose of these presents any act default or omission of the servants, invitees and licensees of the Tenant shall be deemed to be the act default or omission of the Tenant.

(9) For the purpose of Part III of the Landlord and Tenant (Consolidation) Ordinance, Cap.7, and for the purpose of these presents the rent in respect of the said premises shall be deemed to be in arrear if not paid in advance as stipulated by clause 1 hereof.

COSTS EXPENSES

5.(i) Each party shall bear its own legal costs and expenses of and incidental to the preparation, and execution of this Agreement.

STAMP DUTY

(ii) The stamp duty in respect of this Agreement and its counterpart shall be borne and paid by the Landlord and Tenant in equal shares.

TENANT'S OPTION TO RETURN

6. Notwithstanding Clause 4 (5) and without prejudice to the Landlord if the Tenant shall be desirous to renew the tenancy of the premises for a **FURTHER TERM** of **ONE YEAR** from the expiration of the said Term hereby granted and the Tenant by giving to the Landlord six months' notice in writing before expiration of the said Term hereby created of such desire and if the Tenant shall have paid the rent hereby reserved and shall have performed and observed the several stipulations herein contained and of the Tenant's part to be performed and observed up to the termination of the tenancy hereby created then the Landlord will let the premises to the Tenant for a **SECOND TERM** of **ONE YEAR** from the **1ST DAY OF MAY 2023 TO 30th DAY OF APRIL 2024** ("the New Term") at a New Rent not more than 5% increase on the existing rent to be mutually agreed between the Landlord and the Tenant. Provided that if the parties hereto cannot reach an agreement on the New Rent, the Rent shall be fixed at such amount per month as determined by a reputable surveyors' firm in Hong Kong jointly appointed by the parties and the expenses of the surveyors shall be borne by the parties equally.

HONG KONG GOVERNMENT PROHIBITION

7. The Landlord does not warrant that the said premises are fit for use for any particular purpose and should any notice be served on the Landlord by any Governmental authority prohibiting the user of the said premises for trade business or user for the time being carried on or used by the Tenant, the Landlord may in order to comply with any such notice determine the tenancy herein created at any time by giving one month's notice in writing to the Tenant and on the expiration of such notice in writing the tenancy herein created shall accordingly determine and in that event the Tenant shall on the expiration of such notice in writing deliver up vacant possession of the said premises in such good property and tenantable repair and condition as aforesaid in sub-clause 2 (21) to the Landlord and neither party shall have any claim whatever against each another for whatever damage caused by such early determination of tenancy.

8. It is hereby declared that in this Agreement if the context permits or requires words importing the singular number shall include the plural number and vice versa and words importing the masculine, feminine or neuter gender shall include the other or others of them and the terms "Landlord" and "Tenant" shall include their successors in title (if applicable).

MARGINAL NOTES

9. The marginal notes are intended for guidance only and do not form part of this Agreement nor shall any of the provisions in this Agreement be construed or interpreted by reference thereto or be in any way affected or limited thereby.

AS WITNESS the hands of the part hereto the day and year first above written.

SIGNED by the

Landlord in the

presence of :-

Priscilla Ng
Room 2403-08 C C Wu Building
302-308 Hennessy Road
Wanchai, Hong Kong

SIGNED by

for and on

behalf of the

Tenant in the

presence of :-

For and on behalf of
BUSINESS GREAT GLOBAL SUPPLY CHAIN LIMITED
務灃全球供應鏈管理有限公司

Authorized Signature(s)

RECEIVED the day and year first above written of and from the Tenant the sum of **HONG KONG DOLLARS FIFTY-EIGHT THOUSAND ONLY (HK$58,000.00)** being the initial Security deposit money above expressed to be paid by the Tenant to the Landlord.

HK$58,000.00

Dated 13th May 2021

MR JAMES CHIU

AND

BUSINESS GREAT GLOBAL SUPPLY CHAIN LIMITED

TENANCY AGREEMENT

of

WORKSHOP UNIT 4A,ELEVENTH FLOOR

JOIN-IN HANG SING CENTRE

71-75 CONTAINER PORT ROAD

KWAI CHUNG

THE NEW TERRITORIES

HONG KONG
